NATIONAL PAINTBALL SUPPLY CO., INC.
                         INCORPORATED UNDER THE LAWS OF
                           THE STATE OF SOUTH CAROLINA

      NUMBER                                                          SHARES
 ____________                                                         ________




THIS CERTIFIES THAT


IS THE OWNER OF

                    FULLY PAID SHARES OF THE COMMON STOCK OF

                       NATIONAL PAINTBALL SUPPLY CO., INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated: _________________



/s/ Douglas L. Brown                             /s/ William R. Fairbanks
-----------------------------                    -----------------------------
SECRETARY                                        President

                       National Paintball Supply Co., Inc.

















     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-......Custodian .....
TEN ENT - as tenants by the entireties                     Cust.           Minor
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act ............
         in common                                      (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

________________________________________________________________________________
             (Please print or typewrite name and address including
                          postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________________

NOTICE: _________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.